UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22216

GAMCO Natural Resources, Gold & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Natural Resources, Gold & Income Trust

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

 For the year ended December 31, 2015, the net asset value (“NAV”) total return of the GAMCO Natural Resources, Gold & Income Trust (the “Fund”) was (17.6)%, compared with total returns of 5.2% and (34.1)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver (“XAU”) Index, respectively. The total return for the Fund’s publicly traded shares was (20.0)%. The Fund’s NAV per share was $6.49, while the price of the publicly traded shares closed at $5.73 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

 Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)
	1 Year	3 Year	Since Inception (01/27/11)
GAMCO Natural Resources, Gold & Income Trust
NAV Total Return (b)	(17.57)%	(13.40)%	(10.66)%
Investment Total Return (c)	(19.98)	(15.84)	(13.33)
CBOE S&P 500 Buy/Write Index	5.24	7.98	6.72
XAU Index	(34.14)	(35.08)	(25.93)
Dow Jones U.S. Basic Materials Index	(12.43)	2.91	0.59(d)
S&P Global Agribusiness Equity Index	(11.07)	2.82	1.49
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials sector of the U.S. equity market. The S&P Global Agribusiness Equity Index is designed to provide exposure to twenty-four of the largest publicly traded agribusiness companies, comprised of a mix of Producers, Distributors & Processors, and Equipment & Materials Suppliers companies. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.
(d)	From January 31, 2011, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings

The following table presents portfolio holdings as a percent of total investments as of December 31, 2015:

GAMCO Natural Resources, Gold & Income Trust

Long Positions

Metals and Mining	60.6%
Energy and Energy Services	24.3%
Specialty Chemicals	6.4%
Agriculture	4.9%
U.S. Government Obligations	1.9%
Health Care	1.1%
Materials	0.8%

100.0%

Short Positions

Call Options Written	(2.9)%
Put Options Written	0.0%*

(2.9)%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 97.4%
	Agriculture — 4.9%
40,000	Archer Daniels Midland Co.(a)	$1,862,800	$1,467,200
20,000	Bunge Ltd.	1,756,100	1,365,600
25,000	Monsanto Co.	2,901,124	2,463,000
18,000	Syngenta AG, ADR	1,554,996	1,417,140

		8,075,020	6,712,940

	Energy and Energy Services — 23.8%
64,700	Anadarko Petroleum Corp.(a)	6,965,402	3,143,126
26,000	Apache Corp.(a)	2,666,789	1,156,220
4,500	Baker Hughes Inc.	329,670	207,675
30,500	Cabot Oil & Gas Corp.(a)	1,169,504	539,545
15,000	Cameron International Corp.†(a)	1,039,746	948,000
17,500	Carrizo Oil & Gas Inc.†(a)	1,192,100	517,650
2,458	Centrus Energy Corp., Cl. A†	3,006,558	3,245
20,000	Cheniere Energy Inc.†	1,515,736	745,000
135,000	Cobalt International Energy Inc.†(a)	3,315,058	729,000
16,000	Concho Resources Inc.†	1,910,560	1,485,760
30,000	CONSOL Energy Inc.	906,600	237,000
20,000	Continental Resources Inc.†	541,460	459,600
54,100	CVR Refining LP	1,214,686	1,024,113
51,800	Devon Energy Corp.(a)	3,680,983	1,657,600
7,500	Diamondback Energy Inc.†	629,359	501,750
115,000	Encana Corp.	2,471,150	585,350
4,200	FMC Technologies Inc.†	167,195	121,842
20,000	Halliburton Co.(a)	937,400	680,800
20,000	Kinder Morgan Inc.	308,800	298,400
36,500	Marathon Oil Corp.(a)	1,333,265	459,535
50,000	Marathon Petroleum Corp.(a)	2,900,500	2,592,000
110,000	Nabors Industries Ltd.	2,821,952	936,100
2,500	Newfield Exploration Co.†	95,675	81,400
39,000	Noble Energy Inc.(a)	1,935,480	1,284,270
65,000	Patterson-UTI Energy Inc.	2,218,750	980,200
5,800	Pioneer Natural Resources Co.	786,277	727,204
30,000	Plains GP Holdings LP, Cl. A	718,260	283,500
26,000	Schlumberger Ltd.	2,392,620	1,813,500
39,000	SM Energy Co.(a)	2,485,337	766,740
7,000	Southwestern Energy Co.†	48,809	49,770
14,000	SPDR S&P Oil & Gas Exploration & Production ETF	809,052	423,080
70,000	Suncor Energy Inc.(a)	2,490,172	1,806,000
10,000	Sunoco LP	326,546	396,100
34,000	Superior Energy Services Inc.	1,126,236	457,980
39,000	The Williams Companies Inc.(a)	2,204,450	1,002,300
27,500	Total SA, ADR	1,626,675	1,236,125
18,000	Valero Energy Corp.	1,246,920	1,272,780
75,000	Weatherford International plc†(a)	1,630,917	629,250

		63,166,649	32,239,510

Shares		Cost	Market Value
	Health Care — 1.1%
30,000	Zoetis Inc.	$1,343,000	$1,437,600

	Materials — 0.8%
10,000	Air Liquide SA	1,284,438	1,126,423

	Metals and Mining — 60.4%
342,500	Agnico Eagle Mines Ltd.(a)	12,440,367	9,000,900
658,018	Alamos Gold Inc., Cl. A	5,337,490	2,164,880
393,000	AngloGold Ashanti Ltd., ADR†(a)	8,673,188	2,790,300
135,000	Antofagasta plc	2,965,229	933,992
43,000	ArcelorMittal(a)	1,150,094	181,460
231,291	AuRico Metals Inc.†	123,089	100,292
862,500	B2Gold Corp.†	2,496,907	879,750
513,200	Barrick Gold Corp.(a)	10,052,246	3,787,416
35,000	BHP Billiton Ltd., ADR	2,729,461	901,600
320,200	Centerra Gold Inc.	1,769,899	1,524,982
265,000	Detour Gold Corp.†	3,033,300	2,759,738
905,000	Eldorado Gold Corp., New York	8,865,849	2,687,850
113,000	Franco-Nevada Corp.(a)	5,715,537	5,169,750
65,000	Freeport-McMoRan Inc.(a)	3,069,660	440,050
385,028	Fresnillo plc	5,542,148	4,018,690
120,000	Gold Fields Ltd., ADR	319,200	332,400
640,000	Goldcorp Inc.(a)	19,453,547	7,398,400
10,000	Labrador Iron Ore Royalty Corp.	182,294	69,307
51,400	Lundin Mining Corp.†	386,032	141,158
196,000	MAG Silver Corp.†	1,820,225	1,383,913
246,300	Newmont Mining Corp.(a)	9,440,981	4,430,937
805,750	OceanaGold Corp.	2,070,863	1,537,313
140,000	Osisko Gold Royalties Ltd.	1,605,428	1,383,103
600,000	Perseus Mining Ltd.†	1,878,228	142,096
163,000	Primero Mining Corp.†	1,056,147	371,640
210,000	Randgold Resources Ltd., ADR(a)	19,989,133	13,005,300
41,700	Rio Tinto plc, ADR(a)	2,369,538	1,214,304
149,000	Royal Gold Inc.(a)	11,177,690	5,434,030
1,772,727	Saracen Mineral Holdings Ltd.†	842,258	787,988
125,000	Sibanye Gold Ltd., ADR	1,236,038	761,250
200,000	Silver Wheaton Corp.	4,413,885	2,484,000
277,000	Tahoe Resources Inc.(a)	5,358,180	2,401,590
747,000	Torex Gold Resources Inc.†	786,554	680,220
50,000	Vedanta Resources plc	1,901,612	202,851
186,000	Yamana Gold Inc.	468,243	345,960

		160,720,540	81,849,410

	Specialty Chemicals — 6.4%
10,000	Agrium Inc.	1,034,200	893,400
20,010	Albemarle Corp.(a)	1,180,602	1,120,760
15,000	CF Industries Holdings Inc.	823,650	612,150
7,400	E. I. du Pont de Nemours and Co.	497,174	492,840
45,000	FMC Corp.(a)	3,509,400	1,760,850
81,200	Potash Corp. of Saskatchewan Inc.(a)	2,800,311	1,390,144

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
8,000	Praxair Inc.	$964,080	$819,200
3,000	The Chemours Co.	53,041	16,080
57,500	The Mosaic Co.(a)	3,297,427	1,586,425

		14,159,885	8,691,849

	TOTAL COMMON STOCKS	248,749,532	132,057,732

	CONVERTIBLE PREFERRED STOCKS — 0.5%
	Energy and Energy Services — 0.5%
15,700	Kinder Morgan Inc. 9.750%, Ser. A	769,300	632,710

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Metals and Mining — 0.2%
$ 400,000	B2Gold Corp. 3.250%,10/01/18	357,269	333,500

	U.S. GOVERNMENT OBLIGATIONS — 1.9%
2,595,000	U.S. Treasury Bills, 0.000% to 0.050%††, 06/23/16 to 06/30/16	2,588,497	2,589,058

TOTAL INVESTMENTS — 100.0%		$252,464,598	135,613,000

CALL OPTIONS WRITTEN (Premiums received $7,387,712)			(3,890,669)

PUT OPTIONS WRITTEN (Premiums received $14,455)			(3,300)

Other Assets and Liabilities (Net)			4,194,828

NET ASSETS — COMMON STOCK (20,948,975 common shares outstanding)			$135,913,859

NET ASSET VALUE PER COMMON SHARE ($135,913,859 ÷ 20,948,975 shares outstanding)			$6.49

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (b) — (2.9)%
	Call Options Written — (2.9)%
320	Agnico Eagle Mines Ltd.	Jan. 16/31	$1,280
1,000	Agnico Eagle Mines Ltd.	Jan. 16/34	2,500
300	Agnico Eagle Mines Ltd.	Jan. 16/35	600

Number of Contracts		Expiration Date/ Exercise Price	Market Value
635	Agnico Eagle Mines Ltd.	Feb. 16/34	$10,479
570	Agnico Eagle Mines Ltd.	May 16/29	110,580
50	Agnico Eagle Mines Ltd.	May 16/30	8,100
50	Agnico Eagle Mines Ltd.	May 16/31	7,050
500	Agnico Eagle Mines Ltd.	May 16/32	60,500
50	Agrium Inc.	Jan. 16/100	250
50	Agrium Inc.	Feb. 16/100	2,500
50	Agrium Inc.	Apr. 16/97.50	10,000
50	Air Liquide SA(c)	Feb. 16/105	16,138
50	Air Liquide SA(c)	Mar. 16/105	21,409
1,100	Alamos Gold Inc.	Feb. 16/5	5,500
300	Alamos Gold Inc.	Mar. 16/5	3,900
2,000	Alamos Gold Inc.	Jun. 16/5	42,000
100	Albemarle Corp.	Feb. 16/55	35,500
100	Albemarle Corp.	Mar. 16/55	43,000
300	Anadarko Petroleum Corp.	Jan. 16/77.50	3,000
50	Anadarko Petroleum Corp.	Feb. 16/70	1,150
175	Anadarko Petroleum Corp.	May 16/60	28,000
122	Anadarko Petroleum Corp.	May 16/65	11,956
465	AngloGold Ashanti Ltd., ADR	Jan. 16/12	1,162
465	AngloGold Ashanti Ltd., ADR	Jan. 16/13	1,162
1,000	AngloGold Ashanti Ltd., ADR	Mar. 16/9	181,000
1,000	AngloGold Ashanti Ltd., ADR	Apr. 16/8	57,500
1,000	AngloGold Ashanti Ltd., ADR	Apr. 16/10	20,000
70	Antofagasta plc(d)	Jan. 16/640	0
65	Antofagasta plc(d)	Feb. 16/640	2,156
90	Apache Corp.	Jan. 16/50	1,530
35	Apache Corp.	Jan. 16/52.50	315
50	Apache Corp.	Feb. 16/50	4,700
85	Apache Corp.	Apr. 16/55	6,630
430	ArcelorMittal	Jun. 16/6	8,815
200	Archer-Daniels-Midland Co.	Jan. 16/46	300
4,325	B2Gold Corp.	Jan. 16/1.50	0
802	Barrick Gold Corp.	Jan. 16/9	1,604
1,000	Barrick Gold Corp.	Apr. 16/8	59,000
2,680	Barrick Gold Corp.	Apr. 16/9	83,080
650	Barrick Gold Corp.	Jul. 16/8	53,950
40	BHP Billiton Ltd., ADR	Jan. 16/32.50	280
8	BHP Billiton Ltd., ADR	Jan. 16/35	24
127	BHP Billiton Ltd., ADR	Feb. 16/32.50	1,080
175	BHP Billiton Ltd., ADR	Apr. 16/27.50	23,224
50	Bunge Ltd.	Jan. 16/67.50	9,000
50	Bunge Ltd.	Jan. 16/80	625
100	Bunge Ltd.	Apr. 16/67.50	40,000
185	Cabot Oil & Gas Corp.	Jan. 16/27.50	1,850
305	Cabot Oil & Gas Corp.	Feb. 16/26.50	8,644
250	Cabot Oil & Gas Corp.	Apr. 16/20	38,125
75	Cameron International Corp.	Jan. 16/50	104,250
25	Carrizo Oil & Gas Inc.	Jan. 16/45	188
75	Carrizo Oil & Gas Inc.	Jan. 16/47.50	562

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (b) (Continued)
	Call Options Written (Continued)
37	Carrizo Oil & Gas Inc.	Feb. 16/45	$1,018
38	Carrizo Oil & Gas Inc.	Apr. 16/42.50	2,470
500	Centerra Gold Inc.(e)	Jan. 16/7	5,240
2,437	Centerra Gold Inc.(e)	Jan. 16/8	6,164
150	CF Industries Holdings Inc.	Jan. 16/60	450
70	Cheniere Energy Inc.	Mar. 16/57.50	1,505
450	Cobalt International Energy Inc.	Jan. 16/9	2,250
40	Concho Resources Inc.	Jan. 16/115	300
40	Concho Resources Inc.	Mar. 16/115	6,200
80	Concho Resources Inc.	Apr. 16/115	17,657
100	CONSOL Energy Inc.	Jan. 16/13	200
75	CONSOL Energy Inc.	Jan. 16/16	225
125	CONSOL Energy Inc.	Jul. 16/11	10,562
200	Continental Resources Inc.	Jan. 16/35	400
500	Detour Gold Corp.(e)	Jan. 16/17	1,626
750	Detour Gold Corp.(e)	Mar. 16/16	43,362
500	Detour Gold Corp.(e)	Apr. 16/17	27,101
900	Detour Gold Corp.(e)	Jul. 16/16	105,695
169	Devon Energy Corp.	Jan. 16/47.50	3,211
84	Devon Energy Corp.	Feb. 16/47.50	706
85	Devon Energy Corp.	Feb. 16/50	388
45	Devon Energy Corp.	Mar. 16/50	392
135	Devon Energy Corp.	Apr. 16/50	3,308
75	Diamondback Energy Inc.	Jan. 16/77.50	2,250
25	E. I. du Pont de Nemours and Co.	Jan. 16/57.50	23,938
49	E. I. du Pont de Nemours and Co.	Jan. 16/60	33,810
2,617	Eldorado Gold Corp.	Jan. 16/6	6,542
4,867	Eldorado Gold Corp.	Mar. 16/4.25	36,356
1,143	Eldorado Gold Corp.	Apr. 16/4.50	8,572
423	Eldorado Gold Corp.	Apr. 16/5.50	3,172
150	Encana Corp.	Jan. 16/10	750
450	Encana Corp.	Jan. 16/11	1,125
180	Encana Corp.	Apr. 16/10	2,250
150	FMC Corp.	Jan. 16/40	12,000
150	FMC Corp.	Feb. 16/47.50	8,250
150	FMC Corp.	Mar. 16/45	14,492
42	FMC Technologies Inc.	Apr. 16/36	2,415
200	Franco-Nevada Corp.	Jan. 16/45	32,000
240	Franco-Nevada Corp.	Jan. 16/55	3,600
160	Franco-Nevada Corp.	Mar. 16/47.50	37,688
530	Franco-Nevada Corp.	Apr. 16/47.50	152,677
500	Franco-Nevada Corp.	Jul. 16/47.50	217,135
325	Freeport-McMoRan Inc.	Jan. 16/10	975
88	Freeport-McMoRan Inc.	Jan. 16/15	88
237	Freeport-McMoRan Inc.	Feb. 16/12	948
150	Fresnillo plc(d)	Feb. 16/740	46,438

Number of Contracts		Expiration Date/ Exercise Price	Market Value
130	Fresnillo plc(d)	Mar. 16/740	$58,452
450	Gold Fields Ltd., ADR	Jul. 16/3	19,350
750	Gold Fields Ltd., ADR	Jan. 17/3	47,250
800	Goldcorp Inc.	Jan. 16/14	1,200
1,375	Goldcorp Inc.	Jan. 16/17	1,375
758	Goldcorp Inc.	Jan. 16/18	379
867	Goldcorp Inc.	Feb. 16/14	12,138
25	Halliburton Co.	Jan. 16/43	25
100	Halliburton Co.	Mar. 16/41	3,600
25	Halliburton Co.	Apr. 16/40	1,900
30	Halliburton Co.	Apr. 16/41	1,770
170	Icahn Enterprises LP	Jan. 16/21	882
180	Icahn Enterprises LP	Mar. 16/21	7,355
191	Icahn Enterprises LP	May 16/21	11,987
50	Industrias Penoles SAB de CV(d)	Apr. 16/680	49,725
55	Industrias Penoles SAB de CV(d)	Apr. 16/700	45,406
200	Kinder Morgan Inc.	Jun. 16/17.50	18,000
400	MAG Silver Corp.(e)	Jan. 16/10	5,782
700	MAG Silver Corp.(e)	Feb. 16/10.50	16,441
860	MAG Silver Corp.(e)	Mar. 16/10.50	31,076
200	Marathon Oil Corp.	Jan. 16/24	1,000
100	Marathon Oil Corp.	Feb. 16/24	326
30	Marathon Oil Corp.	Apr. 16/15	2,820
35	Marathon Oil Corp.	Apr. 16/16	2,380
80	Marathon Petroleum Corp.	Mar. 16/55	15,199
200	Marathon Petroleum Corp.	Apr. 16/57.50	28,000
220	Marathon Petroleum Corp.	May 16/55	61,402
125	Monsanto Co.	Jan. 16/95	55,625
125	Monsanto Co.	Mar. 16/97.50	56,568
400	Nabors Industries Ltd.	Jan. 16/12	400
200	Nabors Industries Ltd.	Mar. 16/12	2,000
200	Nabors Industries Ltd.	Mar. 16/14	500
300	Nabors Industries Ltd.	Jun. 16/11	15,750
200	Newmont Mining Corp.	Jan. 16/19	4,200
563	Newmont Mining Corp.	Jan. 16/20	3,378
400	Newmont Mining Corp.	Mar. 16/19	38,400
700	Newmont Mining Corp.	Mar. 16/20	45,500
300	Newmont Mining Corp.	Jun. 16/19	49,050
300	Newmont Mining Corp.	Jun. 16/20	19,350
150	Noble Energy Inc.	Jan. 16/35	6,375
83	Noble Energy Inc.	Feb. 16/40	1,245
21	Noble Energy Inc.	Feb. 16/42.50	210
136	Noble Energy Inc.	Mar. 16/40	6,421
650	Osisko Gold Royalties Ltd.(e)	Jan. 16/15	2,114
650	Osisko Gold Royalties Ltd.(e)	Jan. 16/16	1,644
100	Osisko Gold Royalties Ltd.(e)	Apr. 16/15	4,156
125	Patterson-UTI Energy Inc.	Feb. 16/16	11,875
125	Patterson-UTI Energy Inc.	Feb. 16/17	7,500

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (b) (Continued)
	Call Options Written (Continued)
200	Patterson-UTI Energy Inc.	Apr. 16/16	$28,376
200	Patterson-UTI Energy Inc.	May 16/18	20,000
18	Pioneer Natural Resources Co.	Jan. 16/140	882
40	Pioneer Natural Resources Co.	Mar. 16/135	25,200
125	Potash Corp. of Saskatchewan Inc.	Jan. 16/23	125
137	Potash Corp. of Saskatchewan Inc.	Jan. 16/27	68
125	Potash Corp. of Saskatchewan Inc.	Mar. 16/23	625
125	Potash Corp. of Saskatchewan Inc.	Mar. 16/27	188
150	Potash Corp. of Saskatchewan Inc.	Jun. 16/20	7,650
150	Potash Corp. of Saskatchewan Inc.	Jun. 16/21	5,250
40	Praxair Inc.	Jan. 16/112.50	99
40	Praxair Inc.	Feb. 16/118.50	369
600	Primero Mining Corp.	Apr. 16/3	8,826
715	Randgold Resources Ltd., ADR	Jan. 16/67.50	14,300
100	Randgold Resources Ltd., ADR	Jan. 16/82.50	500
200	Randgold Resources Ltd., ADR	Mar. 16/70	24,000
175	Randgold Resources Ltd., ADR	Mar. 16/75	8,750
200	Randgold Resources Ltd., ADR	Mar. 16/77.50	7,000
300	Randgold Resources Ltd., ADR	May 16/67.50	91,860
150	Rio Tinto plc, ADR	Jan. 16/47.50	375
200	Rio Tinto plc, ADR	Apr. 16/37.50	3,500
150	Royal Gold Inc.	Jan. 16/52.50	375
150	Royal Gold Inc.	Jan. 16/72.50	375
100	Royal Gold Inc.	Apr. 16/42.50	14,000
50	Schlumberger Ltd.	Jan. 16/77.50	150
50	Schlumberger Ltd.	Jan. 16/80	250
179	Schlumberger Ltd.	Feb. 16/80	3,938
160	Schlumberger Ltd.	Feb. 16/82.50	1,600
300	Sibanye Gold Ltd., ADR	Jan. 16/9	42
533	Sibanye Gold Ltd., ADR	Apr. 16/5	66,625
417	Sibanye Gold Ltd., ADR	Jul. 16/5	60,465
746	Silver Wheaton Corp.	Jan. 16/17	1,119
421	Silver Wheaton Corp.	Feb. 16/15	5,894
140	Silver Wheaton Corp.	Mar. 16/15	3,920
350	Silver Wheaton Corp.	Jun. 16/15	21,350
100	SM Energy Co.	Jan. 16/55	1,750
210	SM Energy Co.	Feb. 16/45	3,675
130	SM Energy Co.	Aug. 16/25	30,225
140	Southwestern Energy Co.	Jun. 16/8	20,580
208	Southwestern Energy Co.	Jun. 16/11	15,808

Number of Contracts		Expiration Date/ Exercise Price	Market Value
70	SPDR S&P Oil & Gas Exploration & Production ETF	Mar. 16/36	$3,920
200	Suncor Energy Inc.	Jan. 16/29	300
91	Suncor Energy Inc.	Mar. 16/27	7,644
409	Suncor Energy Inc.	Jun. 16/28	46,217
100	Sunoco LP	Mar. 16/35	55,000
170	Superior Energy Services Inc.	Mar. 16/17.50	4,675
170	Superior Energy Services Inc.	Jun. 16/15	24,650
100	Syngenta AG	Feb. 16/85	29,500
80	Syngenta AG, ADR	Mar. 16/85	26,200
970	Tahoe Resources Inc.	Jan. 16/11	2,415
1,400	Tahoe Resources Inc.	Mar. 16/10	63,000
295	The Mosaic Co.	Jan. 16/37.50	1,180
90	The Mosaic Co.	Mar. 16/32.50	5,040
25	The Mosaic Co.	Mar. 16/35	650
165	The Mosaic Co.	Jun. 16/32.50	18,810
75	The Williams Companies Inc.	Jan. 16/44	8,962
3,735	Torex Gold Resources Inc.(e)	Jan. 16/1.50	1,755
88	Total SA, ADR	Jan. 16/50	528
100	Total SA, ADR	Feb. 16/50	3,200
87	Total SA, ADR	Mar. 16/52.50	2,039
80	Valero Energy Corp.	Jan. 16/65	50,000
60	Valero Energy Corp.	Mar. 16/70	13,500
40	Valero Energy Corp.	Jun. 16/70	24,800
200	Weatherford International plc	Jan. 16/12	5,000
200	Weatherford International plc	Feb. 16/13	1,500
350	Weatherford International plc	May 16/11	22,750
90	Whiting Petroleum Corp.	Jan. 16/37.50	225
39	Whiting Petroleum Corp.	Mar. 16/26	292
1,860	Yamana Gold Inc.	Jan. 17/2.50	61,380
50	Zoetis Inc.	Jan. 16/45	15,250
100	Zoetis Inc.	Jan. 16/47	18,000
150	Zoetis Inc.	Feb. 16/46.50	43,923
100	Zoetis Inc.	Apr. 16/48	26,750

	TOTAL CALL OPTIONS WRITTEN (Premiums received $7,387,712)		3,890,669

	Put Options Written — (0.0)%
100	Continental Resources Inc.	Jan. 16/20	3,300

	TOTAL PUT OPTIONS WRITTEN (Premiums received $14,455)		3,300

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $7,402,167)		$3,893,969

(a)	Securities, or a portion thereof, with a value of $68,171,312 were deposited with the broker as collateral for options written.
(b)	At December 31, 2015, the Fund had written Option Contracts with Pershing LLC and Morgan Stanley.
(c)	Exercise price denoted in Euros.
(d)	Exercise price denoted in British pence.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2015

(e)	Exercise price denoted in Canadian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
Long Positions
North America	75.1%	$101,816,631
Europe	17.7	23,965,535
Latin America	3.0	4,115,200
South Africa	2.9	3,883,950
Asia/Pacific	1.3	1,831,684

Total Investments	100.0%	$135,613,000

Short Positions
North America	(2.7)%	$(3,654,245)
Europe	(0.2)	(239,724)

Total Investments	(2.9)%	$(3,893,969)

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $252,464,598)	$135,613,000
Foreign currency, at value (cost $90)	52
Cash	2,601
Deposit at brokers	4,441,185
Receivable for investments sold	24,815
Dividends and interest receivable	59,793
Deferred offering expense	27,280
Prepaid expenses	2,934

Total Assets	140,171,660

Liabilities:
Call options written (premiums received $7,387,712)	3,890,669
Put options written (premiums received $14,455)	3,300
Payable for investments purchased	54,996
Payable for investment advisory fees	117,975
Payable for payroll expenses	55,730
Payable for accounting fees	7,500
Other accrued expenses	127,631

Total Liabilities	4,257,801

Net Assets (applicable to 20,948,975 shares outstanding)	$135,913,859

Net Assets Consist of:
Paid-in capital	$311,190,024
Undistributed net investment income	34,285
Accumulated net realized loss on investments, written options, and foreign currency transactions	(61,967,030)
Net unrealized depreciation on investments	(116,851,598)
Net unrealized appreciation on written options	3,508,198
Net unrealized depreciation on foreign currency translations	(20)

Net Assets	$135,913,859

Net Asset Value per Common Share:
($135,913,859 ÷ 20,948,975 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$6.49

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $185,363)	$2,642,043
Interest	20,463

Total Investment Income	2,662,506

Expenses:
Investment advisory fees	1,695,507
Payroll expenses	141,501
Legal and audit fees	96,006
Shareholder communications expenses	94,324
Trustees’ fees	79,500
Shelf registration expense	54,574
Accounting fees	45,000
Shareholder services fees	19,511
Custodian fees	15,459
Interest expense	4,398
Miscellaneous expenses	58,587

Total Expenses	2,304,367

Less:
Expenses paid indirectly by broker (See Note 3)	(3,759)

Net Expenses	2,300,608

Net Investment Income	361,898

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized loss on investments	(28,274,219)
Net realized gain on written options	3,572,915
Net realized loss on foreign currency transactions	(166,881)

Net realized loss on investments, written options, and foreign currency transactions	(24,868,185)

Net change in unrealized appreciation/depreciation:
on investments	(5,574,124)
on written options	140,624
on foreign currency translations	(28)

Net change in unrealized appreciation/ depreciation on investments, written options, and foreign currency translations	(5,433,528)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	(30,301,713)

Net Decrease in Net Assets Resulting from Operations	$(29,939,815)

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$361,898	$501,898
Net realized loss on investments, written options, and foreign currency transactions	(24,868,185)	(15,490,101)
Net change in unrealized depreciation on investments, written options, and foreign currency translations	(5,433,528)	(7,833,968)

Net Decrease in Net Assets Resulting from Operations	(29,939,815)	(22,822,171)

Distributions to Common Shareholders:
Net investment income	(269,480)	(482,752)
Return of capital	(17,399,009)	(22,252,178)

Total Distributions to Common Shareholders	(17,668,489)	(22,734,930)

Fund Share Transactions:
Net decrease from repurchase of common shares	(595,478)	—

Net Decrease in Net Assets from Fund Share Transactions	(595,478)	—

Net Decrease in Net Assets Attributable to Common Shareholders	(48,203,782)	(45,557,101)

Net Assets Attributable to Common Shareholders:
Beginning of year	184,117,641	229,674,742

End of year (including undistributed net investment income of $34,285 and $0, respectively)	$135,913,859	$184,117,641

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Operating Performance:
Net asset value, beginning of year	$ 8.75		$ 10.91	$ 13.93		$ 15.06	$ 19.06 (b)
Net investment income	0.02		0.02	0.06		0.11	0.02
Net realized and unrealized gain/(loss) on investments, written options, and foreign currency transactions	(1.44)		(1.10)	(1.58)		0.44	(2.76)
Total from investment operations	(1.42)		(1.08)	(1.52)		0.55	(2.74)
Distributions to Common Shareholders:
Net investment income	(0.01)		(0.02)	(0.06)		(0.10)	(0.05)
Net realized short term gains	—		—	—		(1.05)	(0.86)
Net realized long term gains	—		—	—		(0.04)	—
Return of capital	(0.83)		(1.06)	(1.44)		(0.49)	(0.35)
Total distributions to common shareholders	(0.84)		(1.08)	(1.50)		(1.68)	(1.26)
Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	0.00	(c)	—	(0.00	)(c)	0.00 (c)	0.00 (c)
Net Asset Value, End of Year	$ 6.49		$ 8.75	$ 10.91		$ 13.93	$ 15.06
NAV total return†	(17.57)%		(11.25)%	(11.22)%		3.90%	(15.00)%
Market value, end of year	$ 5.73		$ 8.07	$ 10.02		$ 13.69	$ 13.44
Investment total return††	(19.98)%		(10.48)%	(16.78)%		14.25%	(27.46)%
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year (in 000’s)	$135,914		$184,118	$229,675		$290,964	$310,777
Ratio of net investment income to average net assets	0.21%		0.22%	0.51%		0.75%	0.10%
Ratio of operating expenses to average net assets	1.36	%(d)	1.25%	1.22%		1.17%	1.17%
Portfolio turnover rate	58.0%		101.5%	81.5%		51.6%	37.5%

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on January 27, 2011.
(b)	The beginning of period NAV reflects a $0.04 reduction of costs associated with the initial public offering.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements

1. Organization. The GAMCO Natural Resources, Gold & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on June 26, 2008 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 27, 2011.

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends, and option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing at least 80% of its assets in equity securities of companies principally engaged in the natural resources and gold industries. As part of its investment strategy, the Fund intends to generate current income from short term gains through an option strategy of writing (selling) covered call options of the equity securities in its portfolio. The Fund may invest in the securities of companies located anywhere in the world.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$132,057,732	—	—	$132,057,732
Convertible Preferred Stock (a)	632,710	—	—	632,710
Convertible Corporate Bonds (a)	—	$ 333,500	—	333,500
U.S. Government Obligations	—	2,589,058	—	2,589,058
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$132,690,442	$ 2,922,558	—	$135,613,000
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(2,245,965)	$(1,554,434)	$(90,270)	$ (3,890,669)
Put Options Written	(3,300)	—	—	(3,300)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(2,249,265)	$(1,554,434)	$(90,270)	$ (3,893,969)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/15	Net change in unrealized appreciation/ depreciation during the period on Level 3 Investments still held at 12/31/15†

INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(32,936)	—	$201,076	$1,161,552	$(1,419,962)	—	—	—	$(90,270)	$1,329,692

TOTAL INVESTMENTS IN SECURITIES	$(32,936)	—	$201,076	$1,161,552	$(1,419,962)	—	—	—	$(90,270)	$1,329,692

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2015:

Description	Balance at 12/31/15	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written (a)	$(90,270)	Last available closing price	Discount Range	0%
	$(90,270)

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately as, Deposit at brokers, in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2015, the Fund held no investments in equity contract for difference swap agreements.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. The Fund primarily writes covered call or put options. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of- the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2015 are reflected within the Schedule of Investments.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2015 had an average monthly market value of approximately $6,714,647. Please refer to Note 4 for option activity during the year ended December 31, 2015.

At December 31, 2015, the Fund’s derivative liabilities (by type) are as follows:

		Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Liabilities
Equity Written Options		$3,893,969	—	$3,893,969
The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of December 31, 2015:
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount

Counterparty
Pershing LLC	$2,524,756	$(2,524,756)	—	—
Morgan Stanley	1,369,213	(1,369,213)	—	—
Total	$3,893,969	$(3,893,969)	—	—

As of December 31, 2015, the value of equity option positions can be found in the Statement of Assets and Liabilities, under Liabilities, Call options written and Put options written. For the year ended December 31, 2015, the effect of equity option positions can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, within Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the year ended December 31, 2015, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to decrease undistributed net investment income by $51,504 and decrease accumulated net realized loss on investments, written options, and foreign currency by $202,313, with an offsetting adjustment to paid-in capital.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$269,480	$482,752
Return of capital	17,399,009	22,252,178

Total distributions paid	$17,668,489	$22,734,930

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(48,941,675)
Net unrealized depreciation on investments, written options, and foreign currency translations	(122,706,316)
Qualified late year loss deferral*	(3,628,174)

Total	$(175,276,165)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2015, the Fund elected to defer $2,158,652 and $5,772,255, and $14,571 of late year short term capital gains, long term capital losses, and late year ordinary losses, respectively.

At December 31, 2015, the Fund had net long term capital loss carryforwards for federal income tax purposes of $48,941,675 which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as long term capital losses.

At December 31, 2015, the differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for federal tax purposes.

The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/depreciation at December 31, 2015:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments	$261,827,494	$4,658,346	$(130,872,840)	$(126,214,494)
Written options	(7,402,167)	4,205,862	(697,664)	3,508,198

		$8,864,208	$(131,570,504)	$(122,706,296)

The Fund is required to evaluate tax positions expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,759.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2015, the Fund paid or accrued $141,501 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $105,410,365 and $94,233,559, respectively.

Written options activity for the Fund for the year ended December 31, 2015 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2014	96,407	$ 10,167,506
Options written	214,986	21,457,674
Options repurchased	(30,269)	(1,757,911)
Options expired	(174,388)	(17,900,611)
Options exercised	(27,825)	(4,564,491)
Stock split on options	496	—
Options outstanding at December 31, 2015	79,407	$ 7,402,167

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10.0% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2015, the Fund repurchased and retired 101,886 shares in the open market at a cost of $595,478 and an average discount of approximately 13.72% from its NAV. During the year ended December 31, 2014, the Fund did not repurchase any common shares of beneficial interest.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest for the year ended December 31, 2015 were as follows:

	Shares	Amount
Net decrease from repurchase of common shares	(101,886)	$(595,478)

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Natural Resources, Gold & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

GAMCO Natural Resources, Gold & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Natural Resources, Gold & Income Trust (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Natural Resources, Gold & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INDEPENDENT TRUSTEES[3]:

Anthony J. Colavita Trustee Age: 80	Since 2008***	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 77	Since 2008*	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Trustee Age: 72	Since 2008*	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Frank J. Fahrenkopf, Jr. Trustee Age: 76	Since 2008***	9	Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

William F. Heitmann Trustee Age: 66	Since 2011***	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	—

Michael J. Melarkey Trustee Age: 66	Since 2008**	7	Of Counsel McDonald Carano Wilson LLT; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1976-2015); Owner in Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee Age: 47	Since 2008*	16	President of Advanced Polymer, Inc. (chemical wholesale company), President of KEN Enterprise, Inc.	—

Anthonie C. van Ekris Trustee Age: 81	Since 2008**	22	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 70	Since 2008***	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Vice President and Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2011	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

Carter W. Austin Vice President Age: 49	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Molly A.F. Marion Vice President and Ombudsman Age: 62	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

David I. Schachter Vice President and Ombudsman Age: 62	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	—	Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	—	Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	—	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	Trustees who are not interested persons are considered “Independent” Trustees.
4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

This Fund intends to generate current income from short term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2015

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Return of Capital (b)(d)	Dividend Reinvestment Price
Common Stock
	01/23/15	01/15/15	$0.07000	$0.00100	$0.06900	$8.56620
	02/20/15	02/12/15	0.07000	0.00100	0.06900	8.44750
	03/24/15	03/17/15	0.07000	0.00100	0.06900	8.22520
	04/23/15	04/16/15	0.07000	0.00100	0.06900	8.26700
	05/21/15	05/14/15	0.07000	0.00100	0.06900	8.30840
	06/23/15	06/16/15	0.07000	0.00100	0.06900	7.92220
	07/24/15	07/17/15	0.07000	0.00100	0.06900	6.24100
	08/24/15	08/17/15	0.07000	0.00100	0.06900	6.16340
	09/23/15	09/16/15	0.07000	0.00100	0.06900	5.96910
	10/23/15	10/16/15	0.07000	0.00100	0.06900	6.52370
	11/20/15	11/13/15	0.07000	0.00100	0.06900	5.71480
	12/18/15	12/11/15	0.07000	0.00100	0.06900	5.72890

			$0.84000	$0.01200	$0.82800

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2015 tax returns. Ordinary distributions may include net investment income, realized net short term capital gains, and foreign tax paid. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2015, the Fund paid to common shareholders ordinary income dividends of $0.0120 per share. For 2015, 3.50% of the ordinary dividend qualified for the dividend received deduction available to corporations, 9.33% of the ordinary income distribution was deemed qualified dividend income, and 0.00% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2015 derived from U.S. Government securities was 0.80%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 1.9%.

Historical Distribution Summary

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (b)	Foreign Tax Credit (c)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Shares
2015	$0.01200	—	—	$0.82800	—	$0.84000	$0.82800
2014	0.02280	—	—	1.05720	—	1.08000	1.05720
2013	0.07110	—	—	1.42890	$(0.01020)	1.48980	1.42890
2012	0.12030	$1.04790	$0.04380	0.46800	(0.01740)	1.66260	0.46800
2011	0.04770	0.86670	—	0.34560	—	1.26000	0.34560

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Natural Resources, Gold & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

GAMCO Natural Resources, Gold & Income Trust

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Gabelli/GAMCO Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabeli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGNTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST One Corporate Center
Rye, NY 10580-1422
t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

David I. Schachter

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GNT Q4/2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that William F. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,596 for 2014 and $37,694 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,090 for 2014 and $55,243 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015. All other fees represent straddle analysis performed.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  N/A

(c)  100%

(d)  N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr., William F. Heitmann, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

 Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the

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committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

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The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.  Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

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•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

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•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages The GAMCO Natural Resources, Gold & Income Trust, (the Fund). The individuals listed below are those who are primarily responsible for the day to day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management Inc. in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages another fund within the Gabelli/GAMCO Fund complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2015. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Caesar M.P. Bryan	Registered Investment Companies:	5	950.0M	0	0
	Other Pooled Investment Vehicles:	2	2.3M	2	2.3M
	Other Accounts:	22	240.3M	0	0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
2. Vincent Hugonnard-Roche	Registered Investment Companies:	1	689.4M	0	0
	Other Pooled Investment Vehicles:	1	12.5M	0	0
	Other Accounts:	6	591.7K	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the

Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M.P. Bryan, Vincent Hugonnard-Roche each owned $0, $0 - $10,000, respectively, of shares of the Trust as of December 31, 2015.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/15	Common – 15,500	Common - $6.19	Common - 15,500	Common - 21,050,861 – 15,500 = 21,035,361
through	Preferred – N/A	Preferred - N/A	Preferred - N/A
07/31/15				Preferred - N/A
Month #2 08/01/15	Common – 21,400	Common - $6.0838	Common – 21,400	Common – 21,035,361 – 21,400 = 21,013,961
through	Preferred - N/A	Preferred - N/A	Preferred - N/A
08/31/15				Preferred - N/A
Month #3 09/01/15	Common - N/A	Common - N/A	Common - N/A	Common – 21,013,961
through	Preferred - N/A	Preferred - N/A	Preferred - N/A	Preferred - N/A
09/30/15
Month #4 10/01/15	Common - N/A	Common - N/A	Common - N/A	Common - 21,013,961
through	Preferred - N/A	Preferred - N/A	Preferred - N/A	Preferred - N/A
10/31/15
Month #5 11/01/15	Common – 30,300	Common - $5.7673	Common – 30,300	Common - 21,013,961 – 30,300 = 20,983,661
through	Preferred - N/A	Preferred - N/A	Preferred - N/A
11/30/15				Preferred - N/A
Month #6 12/01/15	Common – 34,686	Common - $5.6168	Common – 34,686	Common – 20,983,661 – 34,686 = 20,948,975
through	Preferred - N/A	Preferred - N/A	Preferred - N/A
12/31/15				Preferred - N/A
Total	Common – 101,686	Common - $5.9663	Common – 101,686	N/A

	Preferred - N/A	Preferred - N/A	Preferred - N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Natural Resources, Gold & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/9/2016

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/9/2016

* Print the name and title of each signing officer under his or her signature.